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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 4, 1999


                       PREFERRED EMPLOYERS HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


              001-12677                                 65-0698-779
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      (Commission File Number)             (I.R.S. Employer Identification No.)


       10800 BISCAYNE BOULEVARD
            MIAMI, FLORIDA                                     33161
(Address of principal executive offices)                     (Zip Code)
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                                 (305) 893-4040
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              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
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          (Former name or former address, if changed since last report)






                                Page 1 of 6 Pages
                             Exhibit Index at Page 5





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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On November 4, 1999, Preferred Employers Holdings, Inc., a Delaware corporation (the "Company"), acquired 3,224,392 outstanding shares of common stock, par value $.01 per share (the "Common Stock"), of the Company -- or approximately 81.97% of the Common Stock owned by persons other than the executive officers and directors of the Company, by means of a cash tender offer (the "Offer").

         Pursuant to the Offer, the Company offered to purchase all of its outstanding shares of Common Stock (the "Shares) at a price of $5.00 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in an Offer to Purchase, dated September 17, 1999 (the "Offer to Purchase"), and in a related Letter of Transmittal, dated September 17, 1999. The Offer was made to all holders of Shares, including Mr. Mel Harris, the Chairman of the Board and Chief Executive Officer of the Company, Mr. Peter
E. Kilissanly, President and Chief Operating Officer of the Company, and the other executive officers and directors of the Company listed on Schedule I of the Offer to Purchase (collectively, the "Remaining Stockholders"). The Remaining Stockholders did not tender any Shares pursuant to the Offer.

         The Offer expired at 5:00 p.m., New York City time, on November 3, 1999. Based on the final count by American Stock Transfer & Trust Company, the depositary for the Offer, 3,224,392 Shares were properly tendered pursuant to the Offer. Under the terms of the Offer, the Company accepted for purchase and, on November 4, 1999, purchased all of the 3,224,392 Shares. As a result of the Company having purchased all of the 3,224,392 Shares, Mr. Mel Harris, Chairman of the Board and Chief Executive Officer of the Company became the beneficial owner of approximately 71.0% of the issued and outstanding Shares of the Company. Prior to the consummation of the Offer, Mr. Harris was the principal shareholder of the Company, beneficially owning 30.1% of the issued and outstanding Shares.

         The source of funds for acquiring the 3,224,392 Shares was the Company's working capital and borrowings from City National Bank of Florida ("City National") under a $7.5 million credit facility, pursuant to a Loan and Security Agreement, dated October 12, 1999 (the "Loan"). Under the terms of the Loan Agreement, the Company was required to use the proceeds of the Loan to consummate the Offer. The Loan was fully drawn on November 4, 1999 and such proceeds were used on that date to purchase all of the 3,224,392 Shares.

         The Loan is a secured line of credit in a maximum principal amount of $7.5 million. As collateral for the Loan, the Company granted City National a first priority security interest in (i) all of the issued and outstanding shares of common stock of Preferred Healthcare Staffing, Inc., a Delaware corporation and the Company's wholly-owned subsidiary ("Preferred Staffing"), and (ii) all of Preferred Staffing's accounts receivable.

         The Loan matures on October 10, 2000. Interest on the Loan is due and payable monthly until May 12, 2000 (the "Interest-Only Period"). After the Interest-Only Period, commencing on May 12, 2000 (the "Adjustment Date"), the Loan shall be repaid in monthly installments of








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principal based on a three-year amortization plus accrued interest. As of the
Adjustment Date, the Loan will no longer be considered a line of credit facility, and the Company will no longer have the right to borrow any additional sums under the Loan. Interest on the Loan shall accrue at a variable interest rate of two percent (2%) per annum in excess of City National's base rate of interest announced from time to time. The Company shall also pay a commitment fee of $30,000 for the Loan, and a fee equal to one percent (1%) of each advance made under the Loan in excess of $3.0 million.

         The Loan contains restrictive covenants which impose limitations on the Company with respect to, among other things: (i) the creation of mortgages, security interests and other liens in excess of $250,000 (exclusive of employment agreements and all leases); (ii) indebtedness for borrowed money on excess of $250,000; (iii) the sale or other disposition of accounts receivable at less than face value; (iv) a change in control of the Company; and (v) the payment by the Company of dividends. The Loan also contains various event of default provisions, including default in payment of principal or interest of the Loan, default in compliance with other terms of the Loan, bankruptcy, replacement, removal or resignation of Mr. Mel Harris as Chief Executive Officer of the Company, sale or assignment by Mr. Mel Harris of any Shares owned by him, and in the event that the Company's earnings before interest, taxes, depreciation and amortization for any quarterly period commencing with the fourth quarter of 1999 falls below $1,000,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)     EXHIBITS
                  --------

         10.1     Offer to Purchase, dated September 17, 1999.

         10.2 Loan and Security Agreement, dated October 12, 1999, among the Company, Preferred Healthcare Staffing, Inc. and City National Bank of Florida.

         10.3     Text of Press Release of the Company, dated November 5, 1999.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PREFERRED EMPLOYERS HOLDINGS, INC.




Date:  November 17, 1999               By: /s/ Mel Harris
                                          ---------------------------------
                                          Mel Harris
                                          Chairman of the Board
                                          and Chief Executive Officer









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                                INDEX TO EXHIBITS


                                                                                                    SEQUENTIAL
             EXHIBIT NO.                         DESCRIPTION                                       PAGE NUMBER
             -----------                         -----------                                       -----------


              10.1          Offer to Purchase, dated September 17, 1999.                                *

              10.2          Loan and Security Agreement, dated October 12, 1999,
                            among the Company, Preferred Healthcare Staffing,
                            Inc. and City National Bank of Florida.                                     **

              10.3          Text of Press Release of the Company, dated
                            November 5, 1999.                                                           (6)







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*     Incorporated by reference to Exhibit (d)(1) to Amendment No. 1 to the
      Company's Rule 13e-3 Transaction Statement on Schedule 13e-3, dated October 25, 1999 (the "Schedule 13e-3"), which Schedule 13e-3 was filed with the Securities and Exchange Commission on October 25, 1999, and incorporated by reference to Exhibit (a)(1) to Amendment No. 1 to the Company's Rule 13e-4 Issuer Tender Offer Statement on Schedule 13E-4, dated October 25, 1999 (the "Schedule 13E-4"), which Schedule 13e-4 was filed with the Securities and Exchange Commission on October 25, 1999.

** Incorporated by reference to Exhibit (a)(2) to Amendment No. 1 to the Company's Schedule 13e-3, and incorporated by reference to Exhibit (b)(2) to Amendment No. 1 to the Company's Schedule 13E-4.



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